Exhibit 10.4   Promissory Note Between Floridino's Inc. and
               Toho Partners, LLC


                         PROMISSORY NOTE

On the 31st day of August 1999, Floridino's Inc., agrees to pay
Toho Partners, LLC, forty thousand dollars and no cents
($40,000.00) at the rate of 8.25 percent per annum. A balloon payment will be due on the 1st day of September, 2000.



                                  ____________________________
                                  Nick Pirgousis, President
                                  Floridino's Inc.